Exhibit 99.2

4Q 2012 Earnings Presentation February 20, 2013 Presenter: Anthony G. Petrello Chairman, President & Chief Executive Officer

Forward-Looking Statements We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. You should consider the following key factors when evaluating these forward-looking statements: • fluctuations in worldwide prices and demand for natural gas, natural gas liquids and crude oil; • fluctuations in levels of natural gas, natural gas liquids and crude oil exploration and development activities; • fluctuations in the demand for our services; • the existence of competitors, technological changes and developments in the oilfield services industry; • the existence of operating risks inherent in the oilfield services industry; • the existence of regulatory and legislative uncertainties; • the possibility of changes in tax laws; • the possibility of political instability, war or acts of terrorism in any of the countries in which we do business; and • general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas, natural gas liquids or crude oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider.

2012 Highlights Rig: PACE®-X1 at Crosby Yard

Consolidated Results: Record Operating Revenue, Gross Margin, EBITDA -$1.0 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2006 2007 2008 2009 2010 2011 2012 EBITDA Total Capex Net Operating Cash Flow $0 $1 $2 $3 $4 $5 $6 $7 $8 2006 2007 2008 2009 2010 2011 2012 Operating Revenue Gross Margin EBITDA Note: Net Operating Cash Flow = EBITDA – Total Capex; Gross Margin = Operating Revenues – Direct Costs ($ Billions)

Debt Reduction Through Net Operating Cash Flow and Asset Sales ($MM's) 3/31/12 12/31/12 Change Total Debt $4,773 $4,380 $(393) Cash and ST Investments 494 778 284 Net Debt $4,279 $3,601 $(678) Net Debt to Capitalization(1) 42.4% 37.7% > Reduced Net Debt by $678 million from 1Q12 high > 2012 Operating Cash Flow less Capital Expenditures = $550 million (1) Capitalization defined as Net Debt plus Shareholders’ Equity (2) Subtotals may not total due to rounding

Improved Capital Discipline in 2012 Capital Expenditures ($MM’s) 2011 2012 Change U.S. Lower 48 $650 $649 $(1) U.S. Offshore 64 105 41 Alaska 4 4 0 Canada 95 103 8 International 654 265 (389) Rig Services 72 40 (32) Drilling & Rig Services $1,540 $1,166 $(374) Completion & Production Services $451 $214 $(237) Oil & Gas 209 101 (108) Corporate & Eliminations (18) (48) (30) Total Capital Expenditures $2,183 $1,434 $(749) > 34% year over year reduction in Capex > Deployed 25 new builds in U.S. Lower 48 > Signed 21 contracts, bringing the total PACE®-X commitments to be delivered in 2013 to 17 Subtotals may not sum due to rounding

Innovative PACE®-X Rig > Omni-directional walking system allows the rig to skid on both the X and Y axis > “Side Saddle” substructure features 16 ft. wide by 26 ft. tall clearance which optimizes batch drilling while allowing the rig to easily walk over existing well heads > BOP trolley enables batch drilling and reduces flat time when moving > Festoon electrical umbilical system allows moving up to 100 ft. on both the X and Y axis > One-fifth the permit loads of a traditional rig allows rig equipment to be moved at night and on weekends and holidays > Bootstrap mast allows rig up on smaller pads, approximately one- third the size required by competitors’ latest designs > Closed loop compatible mud system so cuttings can be hauled off in environmentally sensitive areas > Three Caterpillar 3512C engines come standard with Bi-Fuel conversion and option available for up to four Caterpillar 3516 natural gas engines > Bootstrap mast rigs up vertically with a hookload of 600, 800, or 1,000 kips > Setback capacity of over 20,000 ft. of 5” drill pipe > Optionality for 7500 psi mud system, plug and play fourth engine, and plug and play third 1,600 HP mud pump > Incorporates the latest Canrig equipment and software for automating the directional drilling process Awarded 9 new contracts 17 total PACE-X rigs to be delivered in 2013

Best Safety Performance In Company History 0 1 2 3 4 5 6 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Total Recordable Incidence Rate (TRIR) IADC US Land Nabors 2011 2012 Change Total Recordable Incidence Rate 1.66 1.18 (29%) (per 200,000 man hours) > Reduced Total Recordable Incidence Rate (TRIR) by 29% > Approximately $100 million spent on safety training and safety related equipment annually Source: IADC Incident Statistics Program

Expanded and Extended Bank Facilities ($MM’s) 2011 2012 Revolver Capacity $1,400 $1,500 Drawn Amount 860 890 Revolver Liquidity 540 610 2011 (Prior Facility) > Revolving Facilities – $1.4 billion committed facility – Additional $200 million accordion – 2014 maturity 2012 (New Facility) > Revolving Facilities – $1.5 billion committed facility – Additional $450 million accordion – 2017 maturity > New facility reduced LIBOR spread by 70 basis points to 130 basis points

Earliest Debt Maturity is 2018 ($MM’s) 2011 2012 Change $275M Sr. Notes $275 $0 $(275) $975M Sr. Notes @ 6.15% due 2018 968 969 1 $1.125B Sr. Notes @ 9.25% due 2019 1,125 1,125 $700M Sr. Notes @ 5% due 2020 697 698 1 $700M notes @ 4.625% due 2021 698 698 Total Senior Debt 3,763 3,490 (273) Revolving Credit Facility 860 890 30 Total Debt $4,624 $4,380 $(244)

Update on Strategic Objectives > Improving balance sheet quality and flexibility > Streamlining the business > Enhancing operational excellence > Driving technology and innovation > Strengthening customer alignment

Nabors Global Infrastructure Operating Income ($MM’s) 1Q12 2Q12 3Q12 4Q12 U.S. Lower 48 $132 $127 $115 $95 U.S. Offshore 8 10 (4) (14) Alaska 27 9 4 2 Canada 49 (4) 23 28 International 21 16 30 23 Rig Services 30 28 16 5 Drilling & Rig Services $267 $186 $185 $139 Completion Services $65 $46 $47 $30 Production Services 22 29 33 20 Completion & Production Services $87 $75 $80 $51 Corporate & Eliminations (38) (36) (37) (40) Total Operating Income $316 $225 $228 $150 Subtotals may not sum due to rounding

Drilling & Rig Services

Drilling & Rig Services Adjusted Income (Loss) Derived from Operating Activities ($M’s) 4Q11 1Q12 2Q12 3Q12 4Q12 Drilling & Rig Services: U.S. Lower 48 $130,114 $131,581 $126,532 $114,884 $94,719 U.S. Offshore 3,422 7,732 9,924 (3,650) (14,311) Alaska 5,343 27,420 8,895 3,973 2,195 Canada 36,553 49,287 (3,718) 22,889 28,078 International 23,450 21,138 16,401 30,299 23,388 Other Rig Services 13,152 29,846 28,179 16,207 4,829 Total $212,034 $267,004 $186,213 $184,602 $138,898

Global Rig Fleet Details AC SCR Mech Total Moving Systems Alaska 5 12 3 20 13 Lower 48 155 98 27 280 139 Canada 16 21 29 66 20 International 31 64 31 126 49 Offshore 6 44 2 52 n/a Total 213 239 92 544 221 As of 12/31/12 including contracted rigs scheduled to be delivered and moving systems scheduled to be installed 39% 44% 17% Rigs by Power Type AC SCR Mech 45% 55% Global Rigs with Moving Systems Moving Systems Non-Moving

Fleet Retirements Retirements Fleet as of 9/30/12 Active Inactive Fleet as of 12/31/12 Drilling & Rig Services U.S. Lower 48 Land Rigs 298 (35) 263 International Land Rigs 130 (4) (11) 126 Canada Land Rigs 73 (4) (10) 65 U.S. Offshore Rigs 29 (4) (7) 25 International Offshore Rigs 25 (1) 24 Note: Discrepancies between retirements and current fleet are due to new equipment and reclassifications of existing equipment to non-marketed

Versatile Fleet of Newbuilds

PACE®-F Rig



- 27 built since May 2006
- 1000 kip hookload capacity
- 600 kip setback capacity
- Working in: Eagle Ford, Permian, Haynesville, Miss. Lime, Granite Wash, Woodford

PACE®-M Rig



- 57 built since Dec. 2006
- 550 kip hookload capacity
- 300, 350, or 400 kip setback capacity
- Working in: Eagle Ford, Permian, Haynesville, Granite Wash, Woodford, Barnett, Marcellus, Niobrara, Monterrey, Piceance, Uinta

PACE®-B Rig



- 29 built since Oct. 2009
- 800 kip hookload capacity
- 500 kip setback capacity
- Working in: Bakken

PACE®-X Rig



- Serial #1 deployed to Haynesville Feb. 17th
- 800 kip hookload capacity
- 500 kip setback capacity
- Reduces permit loads
- Integrated moving system w/ X & Y capability

NABORS 17

Lower 48 Working Rigs by Region and Play 14 52 16 19 29 21 3 11 Total Lower 48 Rigs on Revenue: 168 As of 12/31/12 Basin Working Rigs Marcellus 11 Haynesville 18 Bakken/Rockies 66 Eagle Ford 29 Permian 19 Barnett 3 Granite Wash 7 Other 15 Total 168

Lower 48 Newbuild Deployments As of Dec 31, 2012, 144 Newbuilds deployed since 2005. 17 additional to be deployed by the end of 2013.

Lower 48 Pad Capable Rigs Non-Pad Capable 84% Pad Capable NBR 5% Pad Capable Industry 11% Industry Skid, 65 NBR Skid, 25 NBR Walking, 114 Industry Walking, 112 Industry Skid, 65 NBR Skid, 25 NBR Walking, 61 Industry Walking, 112 Source: Baker Hughes Land Rig Count, NBR Estimates Nabors currently has 1/3 of industry pad capable rigs and 1/3 of its walking rigs After 2013 newbuilds and upgrades, Nabors will have 45% of industry pad capable rigs and 50% of its walking rigs

Drilling & Rig Services US Lower 48 – Term Contracts in Force at December 31, 2012 Quarter End Number Of Rigs Subject To Term Contracts(1) 4Q12 1Q13 2Q13 3Q13 4Q13 3Q 2012 99 84 72 62 58 4Q 2012 109 95 81 69 63 (1) Represents the quarter end number of contracts in force with no incremental contract awards in the future ($MM’s) Actual Estimates Non-Working Rig Revenue 4Q12 1Q13 Out Years Lump Sum 21.5 2.4 -- Lump Sum: Amortized Monthly 0.6 0.6 2.9 Standby: Monthly 8.4 3.5 1.5 Total 30.5 6.5 4.4 Added 10 contracts in 4Q net of expirations Expect term contracts to decrease by 14 net of newbuilds

Canada Rig Fleet Details AC SCR Mech Total Moving Systems Canada 15 21 29 65 17 23% 32% 45% Rigs by Power Type AC SCR Mech 23% 77% Rigs with Moving Systems Moving Systems Non-Moving 73% 27% Rigs with Top Drives Top Drive No Top Drive 28% 60% 12% Since 2005 Newbuild Upgraded Original As of 12/31/12

Canada Drilling 0 10 20 30 40 50 60 2Q 3Q 4Q 1Q Recent Seasonal Ramps 2010/2011 2011/2012 2012/2013 0 10 20 30 40 50 60 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Canada Rig Year Seasonality Canada Rig Years 4Q rig count lower than traditional high, still expect 1Q to reach traditional highs

Canada Working Rigs by Play Play AC SCR Mechanical Walking Rigs Workover Rigs Montney 4 3 1 5 2 Duvernay (NW Alberta) 36 Cardium (Central Alberta) 2 10 15 2 37 Saskatchewan 3 1 9 Oil Sands 3 2 4 8 Horn River 1 2 2 0 Total 10 17 19 14 94 As of 12/31/12

International Land Working Rigs 5 17 10 6 2 2 1 1 2 4 11 32 1 5 3 5 Algeria 5 Ecuador 6 Kuwait 2 Romania 1 Angola 1 India 5 Malaysia 2 Russia 4 Argentina 17 Iraq 6 Mexico 11 Saudi Arabia 32 Colombia 10 Jordan 1 Oman 5 Venezuela 5 Congo 2 Kazakhstan 2 PNG 1 Yemen 3 5 2 1 Total 122

International Land Fleet Details AC SCR Mech Total Moving Systems International 31 64 31 126 49 24% 51% 25% Rigs by Power Type AC SCR Mech 39% 61% Rigs with Moving Systems Moving Systems Non-Moving 90% 10% Rigs with Top Drives Top Drive No Top Drive 31% 35% 34% Since 2005 Newbuild Refurbished Original

Completion & Production Services

Completion & Production Services Adjusted Income Derived from Operating Activities ($M’s) 4Q11 1Q12 2Q12 3Q12 4Q12 Completion & Production Services: Completion Services $76,470 $64,860 $46,144 $47,218 $30,296 Production Services 24,237 21,888 28,586 32,825 20,360 Total $100,707 $86,748 $74,730 $80,043 $50,656

Completion & Production Services Fleet Region Rigs Frac Crews Trucks Frac Tanks CTU Cementing Wireline Additional Equipment Western 181 106 99 15 12 P&A Rigs, Foam Units Rockies 69 10 56 323 2 9 10 P&A Rigs, Pumps, Swivels Mid-Con 36 1 111 412 2 7 8 Reverse Units, Foam Units Northeast 11 4 105 582 4 39 12 Rig Moving, Excavation West Texas 105 3 335 1,192 3 2 Reverse Units, Foam Units South Texas 24 3 197 570 4 6 2 Condensate Trucks Ark-La-Tex 16 3 121 349 6 P&A Rigs Gulf Coast 3 Canada 106 2 P&A Rigs Total 548 26 1,031 3,527 27 79 34

Fleet Retirements Retirements Fleet as of 9/30/12 Active Inactive Other Fleet as of 12/31/12 Completion & Production Services U.S. Lower 48 W/O & Well Servicing Rigs 504 (62) (71) 442 U.S. Lower 48 Trucks 1,043 (36) (50) 24 1,031 U.S. Lower 48 Frac Tanks 3,813 (282) (26) (4) 3,527 Canada W/O & Well Servicing Rigs 176 (20) (50) 106 Note: “Other” is made up of the net of new equipment and reclassifications from active to inactive

Stimulation Fleet Contract Detail Region # of Crews TSA Spot Idle Oil/Liquids Dry Gas 24 Hr. Rockies 10 7 3 10 6 Mid-Con 1 1 1 Northeast 4 1 3 2 2 3 West Texas 3 1 1 1 3 1 South Texas 3 2 1 3 3 Ark-La-Tex 3 3 3 Canada 2 2 2 Total 26 11 10 5 21 5 13

Production Services Rates and Hours 500,000 600,000 700,000 800,000 900,000 $380 $420 $460 $500 $540 $580 2009 2010 2011 2012 Workover & Well Servicing Rigs Rates and Hours Rig Hours Rig Rate 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 $80 $90 $100 $110 $120 $130 2009 2010 2011 2012 Fluid Hauling Trucks Rates and Hours Truck Hours Truck Rate

Summary

Ancillary Information

Nabors Global Infrastructure Margins and Activities 4Q11 3Q12 4Q12 Drilling Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs US Lower 48 10,922 216.7 $12,030 193.8 $12,363 172.7 US Offshore 17,250 10.0 8,634 12.8 (428) 12.4 Alaska 29,489 5.0 29,628 4.6 22,344 5.2 Canada 12,061 45.2 13,439 34.0 14,389 36.3 International 11,065 113.2 12,299 119.2 12,004 119.3 Production Services Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs US Lower 48 $511 202,816 $576 217,675 $590 202,368 Canada 808 52,712 748 43,849 818 44,582 (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period.